SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549

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                             FORM 8-K
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                          CURRENT REPORT

              Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934


Date of Report (Date of Earliest Event Reported):  March 31, 1998

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                     MILLER INDUSTRIES, INC.
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      (Exact name of Registrant as Specified in its Charter)


         Tennessee                  0-24298            62-1566286
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(State or other Jurisdiction of   (Commission File    (IRS Employer
Incorporation or Organization)        Number)        Identification No.)


                   8503 Hilltop Drive
                   Ooltewah, Tennessee                   37363
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        (Address of principal executive offices)       (Zip code)


  Registrant's telephone number, including area code: (423) 238-4171


                            Not applicable
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  (Former name or former address, if changed since last report)

ITEM 5.          OTHER EVENTS.

                 On March 31, 1998, the Registrant issued the press release attached hereto as Exhibit 99.1.

ITEM 7.          FINANCIAL STATEMENTS AND EXHIBITS.

                 The following exhibit is filed herewith:

EXHIBIT
NUMBER                    DESCRIPTION OF EXHIBIT
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99.1             Press Release dated March 31, 1998 regarding
                 share repurchase program.




                             SIGNATURES


         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        MILLER INDUSTRIES, INC.



                                        By: /s/ Frank Madonia
                                        Frank Madonia
                                        Vice President, Secretary and
                                        General Counsel


                                          April 2, 1998
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                                        Date